UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 19, 2019
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

9.01	Financial Statements and Exhibits	4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2019, The E. W. Scripps Company (the “Company” or “Scripps”) signed a new employment agreement with Adam P. Symson, President and Chief Executive Officer. The new agreement will terminate his previous employment agreement and Mr. Symson was removed as a participant in Scripps' Senior Executive Change in Control Plan. The agreement, effective January 1, 2020, has a three-year term with successive automatic annual renewals, unless either party gives written notice least 180 days prior the expiration of the term. The term of the employment agreement will also be extended for two years in the event of a change in control of Scripps.
Mr. Symson’s annualized base salary will be $1,200,000, he will have a “target” annual incentive opportunity of at least 100% of his annual base salary, and he will be entitled to a “target” long-term incentive program opportunity of at least $2.7 million (allocated 60% to performance-based units and 40% to time-based units) for fiscal 2020. Mr. Symson will also be entitled to reimbursement of approved financial planning services (limited to no more than $15,000 per year), dues for one business club and the cost of an annual senior executive physical examination, as well as a one-time reimbursement of up to $20,000 of attorney’s fees incurred in connection with the negotiation of the employment agreement. Any excise tax gross-up provision was also removed for Mr. Symson.
The employment agreement provides Mr. Symson with the severance protections described below, subject to his entry into an irrevocable release of any claims against the Company.
If upon the occurrence of a Change in Control and ending on the second anniversary of the occurrence of the Change in Control (the “Change in Control Protection Period”), Mr. Symson’s employment is terminated without “cause” (not including termination as a result of death or disability), or if Mr. Symson terminates his employment for “good reason” he generally will be entitled to receive:
•A cash severance payment equal to 2 times his annual base salary and target annual incentive,

•	A pro-rated annual incentive bonus assuming that “target” performance was achieved for each performance goal,
•Continued medical and dental coverage for two years,
•Reimbursement of up to $15,000 in financial planning expenses for one year,

•
Accelerated vesting of outstanding equity awards under the Scripps long-term incentive program unless vesting of equity awards under the terms of the applicable company’s equity plan provides a greater benefit to Mr. Symson, and

•
A Supplemental Executive Retirement Plan (“SERP”) enhancement payment equal to the excess of the actuarial equivalent of the benefit under Scripps’ SERP that Mr. Symson would receive under that plan after increasing his age by his severance multiplier over the actuarial equivalent of the benefit as of the date of termination.

If Mr. Symson’s employment is terminated by Scripps (other than during the Change in Control Protection Period) without “cause” (including as a result of the non-renewal of the employment agreement by Scripps, but not including termination as a result of death or disability), or if Mr. Symson terminates his employment for “good reason” he generally will be entitled to receive:
•A cash severance payment equal to 2 times his annual base salary and target annual incentive,
•A pro-rated annual incentive bonus based on actual performance,
•Continued medical and dental coverage for two years,
•Reimbursement of up to $15,000 in financial planning expenses for one year, and
•Accelerated vesting of outstanding equity awards under the Scripps long-term incentive program.

If Mr. Symson provides timely written notice of his intention not to renew the employment agreement and terminates his employment at the expiration of the term (including during the Change in Control Protection Period), he generally will be entitled to receive:
•A cash severance payment equal to one-half of his annual base salary and target annual incentive,
•A pro-rated annual incentive bonus based on actual performance,
•Continued medical and dental coverage for six months, and
•Reimbursement of up to $15,000 in financial planning expenses for one year.

If Mr. Symson’s employment is terminated as a result of his death or disability (including during the Change in Control Protection Period), he (or his estate) generally will be entitled to receive:
•A cash severance payment equal to one year of his annual base salary,
•A pro-rated annual incentive bonus based on actual performance, and
•Continued medical and dental coverage for two years.

By entering into the employment agreement, Mr. Symson will agree to maintain the confidentiality of the Company’s confidential and trade secret information, and has agreed not to compete with Scripps or solicit its employees during the term of the employment agreement and for 18 months thereafter (or for six months after a termination due to Mr. Symson’s timely notice of non-renewal of the of the employment agreement). The employment agreement also confirms that Mr. Symson will be subject to, and will comply with, the Company’s stock ownership guidelines in effect from time to time for the Chief Executive Officer role.

The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K.
On December 19, 2019, Scripps issued a press release relating to the matters described above. A copy of the press release is filed with this Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

10.1	Employment Agreement between The E.W. Scripps Company and Adam P. Symson

99.1	Press release dated December 19, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: December 19, 2019

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